DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund
Delaware Foundation Conservative Allocation Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Summary Prospectuses dated January 28, 2015

Effective as of May 23, 2015, the following replaces the information in the Funds’ summary prospectuses for Delaware Foundation Growth Allocation, Delaware Foundation Moderate Allocation, and Delaware Foundation Conservative Allocation Funds under “Who manages the Fund? – Investment manager”:

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	September 2008
Sharon Hill, Ph.D.	Senior Vice President, Head of Equity Quantitative Research and Analytics	September 2008
Francis X. Morris	Senior Vice President, Chief Investment Officer — Core Equity	May 2004
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	September 2008

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 22, 2015.